JANUARY 31, 2000

(LOGO) [GRAPHIC OMITTED]

PORTFOLIOS OF THE ARBOR FUND

                                                        2000 ANNUAL
                                                          REPORT
                                                      TO SHAREHOLDERS

(LOGO) [GRAPHIC OMITTED]

TABLE OF CONTENTS
-----------------------------------------------------
Investment Adviser's Review.......................  1
Management's Discussion & Analysis................  4
Financial Statements.............................. 10
Report of Independent Accountants................. 39
Notice to Shareholders ........................... 40

THE OVB FUNDS:
[Bullet] NOT FDIC INSURED
[Bullet] NO BANK GUARANTEE
[Bullet] MAY LOSE VALUE

                                                        (LOGO) [GRAPHIC OMITTED]

INVESTMENT ADVISER'S REVIEW                                     JANUARY 31, 2000
--------------------------------------------------------------------------------
INVESTMENT ADVISER'S REVIEW
   In fiscal year 1999, the financial markets continued to demonstrate their infinite ability to delight and dismay -- often simultaneously.
   And while the net results may not have pleased all of the people all of the time, those who were most disappointed were generally those who chose not to participate in the markets at all.
   The U.S. economy continued to show unprecedented strength in 1999, moving toward a new record for the longest expansion in history. However, this strength proved to be a mixed blessing.
   For stocks, it meant rising prices, astronomical valuations, and a mood of invincibility. For bonds, it meant an increasingly challenging interest rate environment as the Federal Reserve Board attempts to rein in the economy's runaway growth. And for the money markets, it meant rising short-term yields.


MONEY MARKET REVIEW
   In fiscal 1999, the Federal Reserve Board abruptly changed course, raising rates by one quarter of one percent on four occasions. In doing so, it more than offset the three rate cuts of the prior year.
   The Fed's action was spurred by rapid growth in the domestic economy, along with a strong recovery in many of the emerging nations that had been in crisis a year earlier. In addition, the fact that the dreaded "Y2K bug" turned out to be a non-event eliminated the only remaining excuse for holding rates in check.
   For money market investors, these rising rates led to strong yields for the year. In fact, the major money market indices far outperformed their longer-term counterparts -- most of which recorded negative returns.
   In the year ahead, we believe the Federal Reserve Board will continue moving to preempt inflation with at least one additional rate hike. If so, money market investors may continue to enjoy a rare combination of high yields and low inflation -- for an excellent net return.



BOND MARKET REVIEW
   Bonds also experienced a reversal of fortune in 1999. The Federal Reserve Board's quadruple-threat dampened bond prices throughout the year, leading to negative total returns for most major bond indices.
   Added to this hostile interest rate environment was a turnaround in investor confidence. Where the previous year saw a strong "flight to quality" during the worst of the global economic crisis, 1999 saw a return of investor confidence in a wider array of government and corporate issues.

--------------------------------------------------------------------------------
   In fact, the best performing sector of the market for fiscal 1999 proved to be junk bonds, which delivered memorable gains in an otherwise forgettable year.
   In the municipal bond markets, the story was much the same. Rising rates, along with strong supplies of new issues, led to weak returns overall.
   Looking ahead, it is difficult to forecast a rapid recovery for bonds. With the U.S. economy growing far more rapidly than the Fed's three percent target rate, additional rate hikes are almost a certainty. In addition, the resurgence of the global economy will continue to weigh on the Fed's decisions.
   On the positive side, the U.S. government's recent announcement that it may begin phasing out the bellwether 30-year Treasury Bond -- thanks to historic budget surpluses -- has led to increased demand for existing long-term issues. Surpluses in state and local governments could have a similar effect on municipal issues.


EQUITY MARKET REVIEW
   The equity markets showed astonishing strength in fiscal 1999, overlooking four hikes in short-term rates to deliver outstanding gains across the board.
   The markets broadened considerably from their recent focus on large-cap growth issues. For example, the so-called "value" sector saw its best returns in several years. And small-cap and mid-cap stocks finally began participating in the market's rally.
   Excesses continued in the high-tech and Internet-related sectors. In particular, stocks of "dot-com" companies contin-ued to soar to valuation levels that may take a lifetime to justify. Still, technology-related companies remain the key drivers of the new economy, providing the tools that boost productivity and efficiency in a broad range of industries.
   Looking ahead, the market's overall liquidity and unquenchable optimism may continue to carry stock prices to new highs in fiscal 2000. Potential bumps in the road include the Fed's ongoing vigilance, election-year tax rhetoric, and the possibility that corporate earnings will fail to live up to expectations.
   In all, however, the bull market appears ready to continue setting new records for prices, valuation levels, and longevity.

                                                        (LOGO) [GRAPHIC OMITTED]
                                                                JANUARY 31, 2000
--------------------------------------------------------------------------------
CONCLUSION
   The six years since the OVB Funds were created have been among the most exciting and rewarding years ever in the financial markets. And while we cannot guarantee that the years ahead will be equally good, we strongly believe that America's future is bright -- and that our proven approach to investing offers a sound way to share in that future.
     We appreciate your confidence in our approach, and thank you for participating in the financial markets through the OVB Family of Funds.

/s/signature omitted


J. Randy Valentine
Senior Vice President
One Valley Bank

MANAGEMENT'S DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------


THE OVB FUNDS
PRIME OBLIGATIONS PORTFOLIO
--------------------------------------------------------------------------------
SUB-ADVISER: WELLINGTON MANAGEMENT COMPANY, LLP

For the fiscal year ended January 31, 2000, The OVB Funds Prime Obligations Portfolio, Class A, posted a total return of 4.96%, while Class B shares returned 4.70%. By comparison, the Fund's benchmark, the IBC/ Financial Data First Tier Average, returned 4.63%.
   Money market fund investors were among the chief beneficiaries of the Federal Reserve Board's four rate hikes


   Comparison of Change in the Value of a $10,000 Investment in the OVB Prime
     Obligations Money Market, Class A, versus the IBC Financial First Tier
                                     Average


[GRAPH OMITTED] [PLOT POINTS FOLLOW]

                        OVB-A                            IBC
Dec 93                  10,000                          10,000
Jan 94                  10,025                          10,022
Jan 95                  10,441                          10,413
Jan 96                  11,031                          10,978
Jan 97                  11,595                          11,510
Jan 98                  12,213                          12,089
Jan 99                  12,848                          12,681
Jan 00                  13,485                          13,268


             ONE YEAR         ANNUALIZED        ANNUALIZED        ANNUALIZED
              RETURN         3 YEAR RETURN      YEAR RETURN    INCEPTION TO DATE
CLASS A        4.96%             5.16%             5.25%             5.01%

FOR THE PERIOD ENDED 1/31/00. PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING 12/1/93.



COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE OVB PRIME OBLIGATIONS MONEY MARKET, CLASS B, VERSUS THE IBC FINANCIAL FIRST TIER AVERAGE

[GRAPH OMITTED] [PLOT POINTS FOLLOW]

                        OVB-A                          OVB-B  IBC
Feb 94                  10,000                          10,000
Jan 95                  10,368                          10,370
Jan 96                  10,927                          10,933
Jan 97                  11,457                          11,462
Jan 98                  12,038                          12,038
Jan 99                  12,632                          12,629
Jan 00                  13,226                          13,213

           ONE YEAR        ANNUALIZED        ANNUALIZED       ANNUALIZED
            RETURN        3 YEAR RETURN      YEAR RETURN   INCEPTION TO DATE
CLASS B      4.70%            4.90%             4.99%            4.81%

FOR THE PERIOD ENDED 1/31/00. PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS B SHARES WERE OFFERED BEGINNING 2/8/94.

during fiscal 1999. With short-term rates rising a full percentage point during the year, investors enjoyed stronger yields in conjunction with continued low inflation.
   As the Fed's intentions became apparent, the OVB Funds Prime Obligations Portfolio reduced its average weighted maturity somewhat in order to capture higher yields as they became available. This helped the fund deliver a total return that was well in line with its benchmark index.
   Looking ahead, we believe that continued economic growth will lead to at least
4

                                                        (LOGO) [GRAPHIC OMITTED]
                                                                JANUARY 31, 2000
--------------------------------------------------------------------------------

   one additional rate hike during fiscal year 2000. Therefore, we plan to maintain our strategy of holding back on the Fund's maturity level, with the hope that it will once again lead to incremental yields in the year to come.



THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------

For the fiscal year ended January 31, 2000, The OVB Funds West Virginia Tax-Exempt Income Portfolio, Class A, posted a total return of (5.04%). For
Class B shares,  total  return  was  (5.39%).  By  comparison,  the  fund's  two benchmarks, Lehman Brothers Municipal Bond Index and the Lipper Intermediate-Term Municipal Debt Funds Index, returned (3.64%) and (2.90%), respectively, for the period.

     After a strong fiscal 1998, municipal securities came up against the irresistible force of the Federal Reserve Board. Raising rates by a total of 0.75% during the year, the Fed caused widespread weakness across the fixed income markets.

   The OVB West Virginia Fund was not immune to the rise in interest rates. However, it was able to sustain its value better than most of its competitors.
   The key to this performance is a consistent long-term strategy that emphasizes AAA rated issues -- many of which offer the additional security of insurance or escrow. In addition, the Fund has held its average weighted maturity at a relatively steady level of 14 to 15 years, helping to maximize overall yields while reducing volatility.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO, CLASS A AND CLASS B VERSUS THE LEHMAN MUNICIPAL BOND INDEX, THE LIPPER GENERAL MUNICIPAL DEBT FUNDS OBJECTIVE, AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS OBJECTIVE

[GRAPH OMITTED] [PLOT POINTS FOLLOW]

                OVB A       OVB B      Lehman     Lipper Gen  Lipper Intermed
               WEST VIR    WEST VIR    Brothers    Debt Fund  Mun. Debt Fund
Dec 93         10,000      10,000      10,000       10,000      10,000
Jan 94         10,094      10,092      10,114       10,112      10,104
Jan 95          9,753       9,727       9,754        9,628       9,854
Jan 96         11,085      11,016      11,223       10,980      11,020
Jan 97         11,456      11,368      11,655       11,291      11,377
Jan 98         12,550      12,423      12,834       12,444      12,287
Jan 99         13,237      13,058      13,688       13,128      12,990
Jan 00         12,570      12,354      13,190       12,283      12,576


              ONE YEAR       ANNUALIZED     ANNUALIZED       ANNUALIZED
               RETURN       3 YEAR RETURN   YEAR RETURN   INCEPTION TO DATE
CLASS A        -5.04%           3.14%          5.20%            4.02%
CLASS B        -5.39%           2.81%          4.90%            3.60%

FOR THE PERIOD ENDED 1/31/00. PAST PERFORMANCE OF THE PORTFOLIOS IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING 12/1/93. CLASS B SHARES WERE OFFERED BEGINNING 12/17/93.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

   Looking ahead, we believe that fiscal 2000 will be somewhat more positive for municipal securities. While the Fed is widely expected to raise rates again, we see some signs that the economy may be slowing enough to avoid a repeat performance of 1999.

Comparison of Change in the Value of a $10,000 Investment in the OVB Government Securities Portfolio, Class A and Class B, versus the Lehman Brothers Government/Corporate Index, and the Lipper Intermediate Investment-Grade Debt Funds Objective

[GRAPH OMITTED] [PLOT POINTS FOLLOW]

                  OVB A           OVB B           Lehman           Lipper
                 Gov. Sec.       Gov. Sec        Brothers      Inter Grade Debt
Dec 93            10,000          10,000          10,000           10,000
Jan 94            10,100          10,098          10,150           10,131
Jan 95             9,648           9,631           9,834            9,808
Jan 96            11,398          11,338          11,577           11,351
Jan 97            11,606          11,530          11,854           11,670
Jan 98            12,818          12,701          13,178           12,812
Jan 99            13,765          13,606          14,326           13,668
Jan 00            13,337          13,136          13,914           13,353

              ONE YEAR       ANNUALIZED       ANNUALIZED       ANNUALIZED
               RETURN       3 YEAR RETURN     YEAR RETURN   INCEPTION TO DATE
CLASS A        -3.11%           4.74%            6.69%            4.84%
CLASS B        -3.45%           4.45%            6.40%            4.58%

FOR THE PERIOD ENDED 1/31/00. PAST PERFORMANCE OF THE PORTFOLIOS IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING 12/1/93. CLASS B SHARES WERE OFFERED BEGINNING 12/31/93.


THE OVB FUNDS
GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

For the fiscal year ended January 31, 2000, The OVB Funds Government Securities Portfolio, Class A, posted a total return of (3.11%). For Class B shares, total return was (3.45%). By comparison, the Fund's two benchmarks, the Lehman Brothers Intermediate Government/Corporate Bond Index and the Lipper Intermediate U.S. Government Funds Average, returned (.53%) and (2.18%), respectively, for the period.
   The Federal Reserve Board was the big story of fiscal 1999. Acting to cool a superheated economy, the Fed raised interest rates on three occasions during the fiscal year, each time by one quarter of one percent.
   This action depressed bond yields throughout the year, leading to negative total returns for most instruments. In fact, the only positive area of the market was the junk bond sector, which enjoyed positive returns due to the good prospects for companies on the fringes of the economy.
   In such a challenging environment, the OVB Funds Government Securities Portfolio held to its long-term strategy of investing in high-quality U.S. government and agency instruments across the maturity spectrum. As it became clear that rates would continue to rise, the portfolio's overall duration was shortened slightly in order to reduce volatility.

                                                        (LOGO) [GRAPHIC OMITTED]
                                                                JANUARY 31, 2000
--------------------------------------------------------------------------------

   While the net result was a negative total return, we continue to maintain our philosophy that performance should not be measured solely on the basis of a single year. Indeed, our five-year record affirms that philosophy, demonstrating a strong total return to investors who remain patient during the inevitable market cycles.
   Looking ahead, we expect additional rate hikes in the near future. However, we also believe that we may be closer to a peak in rates than many imagine.
   The yields on long-term bonds are currently lower than those of shorter-term instruments. This phenomenon, known as an "inverted yield curve," often points to a softening of economic growth in the near future -- and better returns for bonds. An additional factor in the market's favor is the prospect that the U.S. Government may actually phase out its 30-year bonds in the years ahead if the Federal budget continues to run at a surplus. This should increase demand for existing long-term bonds.
   We believe the net effect of these trends will be a calmer, more rational bond market during fiscal 2000. While investors may not experience much in the way of capital gains or losses, they may at least receive the basic coupon yields of their underlying investments.
   Regardless of any short-term events, we will continue pursuing our steady, conservative strategy in the belief that our long-term results will outweigh the impact of any single year.

THE OVB FUNDS
CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

For the fiscal year ended January 31, 2000, The OVB Funds Capital Appreciation Portfolio, Class A, posted a total return of 28.81%. For Class B shares, total return was 28.47%. By comparison, the fund's benchmarks, the Standard & Poor's 500 Composite Stock Index and the Lipper Growth Funds Average, returned 10.35% and 18.91%, respectively.
   This extremely strong performance is partly attributable to a decision three years ago to weight the portfolio heavily toward the technology sector -- and away from financial services and consumer nondurables. While this decision may expose the Fund to a higher degree of volatility, the increased returns to investors have proven to be well worthwhile.
   Among the best performers in the Fund's stellar technology group for the year were America Online, Applied Materials, Broadcom, Cisco Systems, JDS Uniphase, Microsoft, Sun Microsystems, and Texas Instruments. In the related field of telecommunications, strong performers included Qualcomm, Nokia, Nextel, and Vodafone.
   The Fund also anticipated a late-year surge in biotechnology issues, experiencing extremely strong returns from such issues as Amgen, Biogen, and PE Biosystems. The latter stock, in particular, shows great promise for the future as it
                                                                     (CONTINUED)

--------------------------------------------------------------------------------

(LOGO) [GRAPHIC OMITTED]


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
OVB CAPITAL APPRECIATION PORTFOLIO, CLASS A AND CLASS B, VERSUS
THE STANDARD & POOR'S 500 COMPOSITE INDEX

[GRAPH OMITTED] [PLOT POINTS FOLLOW]

                 OVB A           OVB B             S&P
Dec 93           10,000         10,000           10,000
Jan 94           10,203         10,204           10,340
Jan 95            9,301          9,274           10,395
Jan 96           13,143         13,066           14,409
Jan 97           16,043         15,915           18,203
Jan 98           18,789         18,583           23,100
Jan 99           26,816         26,451           30,610
Jan 00           34,542         33,981           33,778

                  ANNUALIZED     ANNUALIZED       ANNUALIZED      ANNUALIZED
                    RETURN      3 YEAR RETURN   5 YEAR RETURN  INCEPTION TO DATE
CLASS A             28.81%         29.13%          30.01%           22.88%
CLASS B             28.47%         28.77%          29.66%           22.24%

FOR THE PERIOD ENDED 1/31/00. PAST PERFORMANCE OF THE PORTFOLIOS IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING 12/1/93. CLASS B SHARES WERE OFFERED BEGINNING 12/31/93.

provides fundamental technologies for the rapidly-emerging field of DNA analysis and Genomics.
   Non-technology issues that performed well included Home Depot and Wal-Mart, both of which finished the fiscal year near all-time highs. In the financial sector, the Fund benefited from strong gains in American Express, Marsh & McLennan, American International Group, and Morgan Stanley Dean Witter.
   Looking ahead, we believe that fiscal 2000 could be more challenging for equity investors due to the prospect of additional rate hikes by the Fed. However, we are encouraged by the continued strength of corporate earnings, and by the ongoing trend toward investment in productivity-building technologies.
   Therefore, we plan to maintain our emphasis on the technology sector, while balancing the portfolio with issues from a variety of other industries.



THE OVB FUNDS
EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

For the fiscal year ended January 31, 2000, The OVB Funds Equity Income Portfolio, Class A, posted a total return of 8.49%. For Class B shares, total return was 8.23%. By comparison, the fund's benchmarks, the S&P/BARRA Value Index and the Lipper Equity Income Funds Average, returned 6.97% and 0.73%, respectively.
   The Fund continued to pursue its three-pronged strategy of seeking current income, long-term growth of capital, and long-term growth of income. In our stock selections, we continued to emphasize value-oriented issues that offer strong underlying fundamentals, predictable income streams, and solid track records through all types of market cycles.
   Stocks in these sectors gained strength in fiscal 1999 as the worldwide markets stabilized and investors branched out beyond the growth stock segment of the market. In addition, demographic trends such as the increased affluence of the

                                                        (LOGO) [GRAPHIC OMITTED]
                                                                JANUARY 31, 2000
--------------------------------------------------------------------------------

"baby boom" generation have increased consumption of all types of goods. This has led to strong profits for manufacturing and related industries.
   Among the Fund's best performers for the year were Montana Power in the otherwise weak utility sector; General Electric in diversified manufacturing; and Kerr-McGee in the energy-related sector. Cable TV issues also did well, led by Cox Communications.
   Weak sectors for the year included banking and pharmaceuticals. However, values in these sectors remain very attractive, particularly in the community banking area.
   Looking ahead, we believe that companies in the value category will be among the greatest beneficiaries of the ongoing trend toward productivity-building technologies. For example, these companies are investing heavily in tools that promise increased productivity, streamlined distribution, and more efficient processing of customer transactions. As a result, we foresee continued upward momentum in both profitability and dividends during the year to come.

Comparison of Change in the Value of a $10,000 Investment in the OVB Equity Income Portfolio, Class A and Class B, versus the S&P 500/BARRA Value Index, and the Lipper Equity Income Classification

[GRAPH OMITTED] [PLOT POINTS FOLLOW]

              OVB CLASS A      OVB CLASS B         S&P               LIPPER
             EQUITY INCOME    EQUITY INCOME     500/BARRA         EQUITY INCOME
Aug 96           10,000         10,000           10,000              10,000
Jan 97           11,330         11,319           11,941              11,538
Jan 98           13,419         13,364           14,654              14,173
Jan 99           15,391         15,293           17,358              15,606
Jan 00           16,697         16,551           18,568              15,620

                   ONE YEAR      ANNUALIZED          ANNUALIZED
                    RETURN      3 YEAR RETURN     INCEPTION TO DATE
CLASS A              8.49%         13.80%              15.97%
CLASS B              8.23%         13.50%              15.71%


FOR THE PERIOD ENDED 1/31/00. PAST PERFORMANCE OF THE PORTFOLIOS IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS A AND B SHARES WERE OFFERED BEGINNING 8/31/96.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PRIME OBLIGATIONS PORTFOLIO
--------------------------------------------------------------------------------
[PIE GRAPH OMITTED] [% POINTS FOLLOW]

CERFITICATES OF DEPOSIT                   21.6%
REPURCHASE AGREEMENTS                     11.0%
COMMERCIAL PAPER                          40.1%
CORPORATE OLBIGATIONS                     27.3%

% OF TOTAL PORTFOLIO INVESTMENTS
PIE CHART UNAUDITED

--------------------------------------------------------------------------------
                                   FACE AMOUNT VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 39.9%
   Financial Services -- 24.6%
   Apreco
     6.130%, 02/02/00              $ 2,500    $ 2,500
   Corporate Receivables (A)
     5.873%, 02/16/00                2,000      2,000
   Falcon Asset Securitization
     6.038%, 04/17/00                2,000      1,975
   Greyhawk Funding LLC
     6.026%, 04/20/00                2,500      2,468
   Island Finance PR
     5.743%, 02/14/00                1,200      1,198
   Kitty Hawk Funding
     5.774%, 02/11/00                2,500      2,496
   Mont Blanc Capital
     6.205%, 02/24/00                2,000      1,992
     5.888%, 03/16/00                1,000        993
   Park Avenue Receivables (A)
     5.831%, 02/01/00                2,500      2,500
   Preferred Receivable Funding
     6.120%, 02/10/00                2,000      1,997
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                    20,119
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FACE AMOUNT VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
   Food, Beverage & Tobacco -- 1.2%
   Dean Foods
     6.014%, 04/19/00              $ 1,000     $  987
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                 987
--------------------------------------------------------------------------------
   Gas/Natural Gas -- 3.1%
   National Fuel Gas
     6.169%, 02/03/00                2,500      2,499
--------------------------------------------------------------------------------
   TOTAL GAS/NATURAL GAS                        2,499
--------------------------------------------------------------------------------
   Insurance -- 3.1%
   Aon
     5.863%, 02/23/00                2,500      2,491
--------------------------------------------------------------------------------
   TOTAL INSURANCE                              2,491
--------------------------------------------------------------------------------
   Petroleum Refining -- 3.0%
   Fina Oil & Chemical
     6.181%, 02/04/00                1,500      1,499
     5.865%, 03/24/00                1,000        992
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                     2,491
--------------------------------------------------------------------------------
   Retail -- 1.2%
   Cosmair
     5.754%, 02/03/00                1,000      1,000
--------------------------------------------------------------------------------
   TOTAL RETAIL                                 1,000
--------------------------------------------------------------------------------
   Telephones & Telecommunication -- 3.7%
   GTE
     5.798%, 02/14/00                1,000        998
     5.805%, 02/16/00                2,000      1,995
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION         2,993
--------------------------------------------------------------------------------
   TOTAL COMMERCIAL PAPER (COST $32,580)       32,580
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 27.2%
   AT&T (A)
     5.990%, 07/13/00                2,000      2,000
   Corporate Asset (A)
     6.039%, 04/07/00                2,000      2,000
   First USA Bank
     6.050%, 09/18/00                1,000      1,000
   Ford Motor Credit (A)
     6.037%, 08/18/00                2,000      1,999
   General Electric Capital (A)
     6.111%, 05/03/00                2,000      2,000
   GMAC, MTN
     6.375%, 09/19/00                  560        560
10

                                                        (LOGO) [GRAPHIC OMITTED]
                                                                January 31, 2000

PRIME OBLIGATIONS PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------
                                   FACE AMOUNT VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
   IBM
     5.950%, 08/17/00              $ 1,600    $ 1,599
   Key Bank (A)
     6.220%, 08/31/00                1,000      1,000
     6.500%, 01/29/01                1,000        999
   Monumental Life Insurance (A)
     6.310%, 02/01/00                3,000      3,000
   National Rural Utilities MTN (A)
     6.141%, 06/26/00                2,500      2,500
   Travelers Insurance (A)
     6.171%, 03/01/00                2,000      2,000
   Xerox, MTN (A)
     6.044%, 12/08/00                1,500      1,499
--------------------------------------------------------------------------------
   TOTAL CORPORATE OBLIGATIONS (COST $22,156)  22,156
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 21.5%
   Bank of Scotland
     5.725%, 07/03/00                2,500      2,500
   Bayerische Hypotheken (A)
     5.713%, 05/15/00                2,500      2,500
   Deutsche Bank AG
     6.550%, 01/22/01                1,000        999
   First Tennessee Bank
     5.650%, 02/07/00                2,000      2,000
   National Bank of Canada
     5.170%, 04/10/00                2,000      2,000
   Royal Bank of Canada
     5.120%, 03/21/00                2,000      2,000
   SunTrust Atlanta
     5.800%, 03/21/00                1,500      1,500
   Toronto Dominion Holding USA
     5.270%, 03/02/00                2,000      2,000
   UBS-NY
     5.250%, 03/10/00                2,000      2,000
--------------------------------------------------------------------------------
   TOTAL CERTIFICATES OF DEPOSIT(COST $17,499) 17,499
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FACE AMOUNT  VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.9%
   Lehman Brothers
     5.800%, dated 01/31/00,
     matures 02/01/00
     repurchase price $8,928,400
     (collateralized by
     U.S. Government Agency Obligations:
     total market value $9,026,068) $ 8,900   $ 8,900

--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT (COST $8,900)     8,900
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.5% (COST $81,135)   81,135
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.5%
   Other Assets and Liabilities, Net              398
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization  -- no par value)
   based on 67,726,311 outstanding
   shares of beneficial interest               67,726
Portfolio Shares of Class B (unlimited
   authorization  -- no par value)
   based on 13,805,957 outstanding
   shares of beneficial interest               13,805
Accumulated undistributed net investment income     3
Accumulated net realized loss on investments       (1)
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                 $81,533
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE -- CLASS A                    $1.00
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE -- CLASS B                          $1.00
--------------------------------------------------------------------------------
(A) Floating Rate Instrument. Rate reflected on the Statement of Net Assets is the rate in effect on January 31, 2000. The date shown is the next scheduled reset date.
MTN -- Medium Term Note

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------
[PIE OMITTED] [% POINTS FOLLOW]

MUNICIPAL BONDS   99.9%
CASH EQUIVALENT   0.1%

% OF TOTAL PORTFOLIO INVESTMENTS
PIE CHART UNAUDITED

--------------------------------------------------------------------------------
                                   FACE AMOUNT VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 99.0%
   West Virginia -- 99.0%
   Beckley, Industrial Development
     Authority, Beckley Water
     Project, RB
     7.000%, 10/01/17               $1,000    $ 1,044
   Beckley, Nursing Facility,
     Health Care Project,
     Series A, RB
     6.000%, 09/01/12                  310        300
   Beckley, Sewage System Refunding
     Bond, Series A, RB
     6.750%, 10/01/25                  400        393
   Berkeley County, Board of
     Education, GO,
     Escrowed to Maturity
     7.375%, 04/01/03                  425        457
   Berkeley County, Sewer System
     Refunding Bond,
     RB, MBIA
     5.625%, 10/01/19                  895        855
   Cabell County, Board of Education,
     GO, MBIA,
     Escrowed to Maturity
     6.600%, 05/01/04                1,000      1,064
   Cabell, Putnam & Wayne Counties,
     Single Family
     Mortgage, RB, FGIC, Escrowed
     to Maturity
     7.375%, 04/01/10                  250        271
     7.375%, 04/01/11                  440        507

--------------------------------------------------------------------------------
                                   FACE AMOUNT VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
   Charles Town, Waterworks
     & Sewer System, RB, FSA
     5.250%, 10/01/18               $  500     $  447
   Charleston, Civic Center, RB
     6.249%, 12/01/15                  410        400
   Charleston, Building
     Commission, RB
     6.500%, 12/01/19                  330        311
   Charleston, Building Community
     Parking Facility,
     Capital Appreciation,
     Series A, RB
     7.000%, 06/01/16                  580        551
   Charleston, Building Community
     Parking Facility,
     Capital Appreciation,
     Subseries C, RB
     6.000%, 12/01/10                  290        285
     6.380%, 12/01/15                  385        142
     6.380%, 12/01/16                  380        132
     6.890%, 12/01/26                1,000        162
   Charleston, Civic Center, RB
     5.100%, 09/01/23                  250        209
   Charleston, Urban Renewal
     Authority, RB, FSA
     5.250%, 12/15/18                1,000        894
   Clarksburg, Water Refunding
     & Improvements, RB
     6.100%, 09/01/04                  450        471
     6.200%, 09/01/05                  500        523
     6.250%, 09/01/19                  430        431
   Fairmont, Waterworks, RB
     5.250%, 07/01/22                1,500      1,318
   Fairmont, Waterworks, RB, MBIA
     5.375%, 07/01/13                  680        650
   Harrison County, Board of
     Education, GO, FGIC,
     Escrowed to Maturity
     6.200%, 05/01/04                  850        891
     6.400%, 05/01/07                  175        188
   Harrison County, Building
     Commission, Health
     Care-Maplewood Retirement,
     RB, AMBAC
     5.150%, 04/01/18                1,000        884
   Harrison County, Common,
     RB, AMBAC
     6.300%, 05/01/23                  860        856
   Harrison County, Solid
     Waste Disposal,
     Monogalia Power Company,
     Series A, RB, MBIA
     6.875%, 04/15/22                2,150      2,244
   Harrison County, Solid
     Waste Disposal, Potomac
     Edison Project, Series B,
     RB, AMBAC
     6.250%, 05/01/23                  400        395
   Harrison County, Solid Waste
     Disposal, RB, MBIA
     6.300%, 05/01/23                  200        199
   Harrison County, Solid Waste
     Disposal, West Penn
     Power Harrison Project,
     Series B, RB, AMT
     6.300%, 05/01/23                  500        497

                                                        (LOGO) [GRAPHIC OMITTED]
                                                                January 31, 2000
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                   FACE AMOUNT VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
   Harrison County, Special Obligation
     Bonds, Series A, Escrowed
     to Maturity
     6.250%, 05/15/10               $  100     $  104
   Huntington County, Sewer System
     Refunding, RB, FSA
     5.375%, 11/01/23                1,000        891
   Jefferson County, Public Service,
     District Sewer Project,
     Series A, RB
     5.125%, 10/01/18                  215        191
   Kanawha & Putnam Counties,
     Huntington/Charleston, Single
     Family Mortgage,
     Series A, RB, Escrowed
     to Maturity (A)
     6.280%, 12/01/16                2,000        717
   Kanawha County, Residential
     Mortgage, RB,
     FGIC, Escrowed to
     Maturity
     7.375%, 09/01/11                  285        322
   Kanawha County, Single
     Family Mortgage, RB,
     FGIC, Escrowed to Maturity
     7.300%, 12/01/04                  805        865
     7.400%, 12/01/10                  185        204
   Logan County, Health Care
     Center Project, RB,
     Escrowed to Maturity
     8.000%, 12/01/16                  690        814
   Marshall County, Pollution
     Control, Ohio Power Project,
     Series B, RB, MBIA
     5.450%, 07/01/14                  900        867
   Marshall County,
     Pollution Control,
     Ohio Power Project,
     Series C, RB, MBIA
     6.850%, 06/01/22                1,000      1,047
   Mason County, Pollution Control,
     Ohio Power Project,
     Series B, RB, AMBAC
     5.450%, 12/01/16                  720        679
   Monongalia County, Board
     of Education,
     Series A, GO, MBIA
     7.000%, 04/01/03                1,000      1,064
   Monongalia County,
     Community Building,
     Series A, RB
     5.750%, 11/15/14                  175        152
     6.000%, 11/15/27                  300        254
   Monongalia County, Single
     Family Mortgage, RB,
     Escrowed to Maturity
     7.200%, 03/01/11                1,280      1,370
   Morgantown, Building Commission,
     Municipal Lease, RB, MBIA
     5.750%, 01/01/19                  250        243
--------------------------------------------------------------------------------
                                   FACE AMOUNT VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
   Ohio County, Board of Education,
     GO, MBIA,
     Escrowed to Maturity
     5.250%, 06/01/16               $  570     $  542
     5.250%, 06/01/17                  830        783
   Parkersburg, Waterworks
     & Sewer System
     Project, RB, FSA
     5.800%, 09/01/19                2,660      2,600
   Pea Ridge, Public Service,
     District Sewer Project,
     Series 1994, RB, AMBAC
     7.000%, 05/01/20                   10         11
   Pleasants County, Pollution
     Control, Monongahela Power
     Project, Ser C, RB, AMBAC
     6.150%, 05/01/15                  500        505
   Pleasants County, Pollution
     Control, Potomac Edison
     Project, RB, AMBAC
     6.150%, 05/01/15                  500        505
   Pleasants County, Pollution
     Control, West Penn
     Power, RB, AMBAC
     6.150%, 05/01/15                  500        505
   South Charleston, Herbert J.
     Thomas Memorial Hospital
     Project, Series A, RB, MBIA
     5.500%, 10/01/09                  520        520
   Webster County, Multifamily
     Housing, Circlebrook
     Project, Series A, RB, FHA
     6.500%, 04/01/18                1,010      1,031
   West Virginia State College,
     RB, AMBAC
     6.000%, 04/01/06                  225        234
     6.000%, 04/01/07                  425        439
     6.000%, 04/01/12                  890        919
   West Virginia State University,
     Dorm Project,
     Series B, RB, AMBAC
     5.000%, 05/01/22                  400        336
   West Virginia State University,
     Marshall Library
     Project, RB, AMBAC
     5.750%, 04/01/16                1,000        978
   West Virginia State University,
     RB, AMBAC
     6.000%, 04/01/07                  400        414
     6.000%, 04/01/12                  700        723
   West Virginia State University,
     University Project,
     Series A, RB, MBIA
     5.250%, 04/01/28                1,000        869
   West Virginia State, Board
     of Directors,
     State College, Series A,
     RB, AMBAC
     5.125%, 04/01/27                  300        250
   West Virginia State, Board
    of Regents, RB, MBIA
     5.900%, 04/01/04                  290        297


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                   FACE AMOUNT VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
   West Virginia State, Board
     of Regents, RB, MBIA,
     Escrowed to Maturity
     6.000%, 04/01/04               $  175     $  177
   West Virginia State, Building
     Commission,
     Series A, RB, AMBAC
     5.375%, 07/01/18                2,000      1,860
     5.375%, 07/01/21                1,000        909
   West Virginia State, Building
     Commission,
     Series A, RB, MBIA
     5.250%, 07/01/09                1,500      1,483
   West Virginia State, Building
     Commission,
     Series B, RB, AMBAC
     5.000%, 07/01/21                1,595      1,362
   West Virginia State, Economic
     Development &
     Tourism Authority, RB, FGIC
     5.620%, 05/15/07                  500        336
      5.800%, 05/15/13                 140        141
   West Virginia State, Economic
     Development &
     Tourism Authority, RB, FGIC,
     Escrowed to Maturity
     5.100%, 07/01/03                  250        211
   West Virginia State, Highway
     Improvements,
     GO, FGIC
     5.000%, 06/01/17                1,500      1,311
   West Virginia State, Hospital
     Finance Authority
     RB, AMBAC
     5.000%, 06/01/22                  500        418
   West Virginia State, Hospital
     Finance Authority,
     Charleston Area Medical
     Center Project,
     Series A, RB
     6.500%, 09/01/16                  875        850
   West Virginia State, Hospital
     Finance Authority,
     Linked Bears and Bulls,
     RB, MBIA
     6.100%, 01/01/18                1,300      1,313
   West Virginia State, Hospital
     Finance Authority,
     University Medical Center
     Project, RB, MBIA
     5.900%, 01/01/06                  680        695
   West Virginia State, Housing
     Development Fund,
     HUD Section 236, RB
     6.000%, 12/15/08                  600        595
     6.000%, 12/15/09                  600        595
   West Virginia State, Housing
     Development Fund,
     Series A, RB
     4.550%, 05/01/01                  100        100
     6.700%, 11/01/09                  285        292
     5.450%, 11/01/21                   90         83

--------------------------------------------------------------------------------
                                   FACE AMOUNT VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
   West Virginia State, Housing
     Development Fund,
     Series A, RB, AMBAC
     5.500%, 11/01/11               $  530     $  517
   West Virginia State, Housing
     Development Fund,
     Series E, RB
     6.250%, 11/01/12                1,000      1,011
     6.350%, 05/01/24                1,035      1,038
   West Virginia State, School
     Building Authority,
     Capital Improvements,
     RB, MBIA
     6.250%, 07/01/01                  500        511
   West Virginia State, School
     Building Authority,
     Capital Improvements,
     Series B, RB, MBIA
     5.750%, 07/01/15                1,000        996
   West Virginia State,
     School Building Authority,
     Series B, RB, FSA
     5.125%, 07/01/13                  100         93
   West Virginia State,
     Series A, GO, FGIC
     5.000%, 11/01/21                1,500      1,271
     5.750%, 11/01/21                2,340      2,223
     5.200%, 11/01/26                4,000      3,460
     5.250%, 11/01/26                3,820      3,328
   West Virginia State,
     Series D, GO, FGIC
     5.000%, 11/01/21                2,500      2,122
     5.250%, 11/01/23                  200        176
     6.500%, 11/01/26                1,000      1,031
   West Virginia State,
     State Road, GO
     5.250%, 06/01/15                1,000        938
   West Virginia State, Water
     Development Authority,
     Loan Program II, Series
     A, RB, AMBAC
     5.500%, 11/01/18                1,000        938
   West Virginia State, Water
     Development Authority,
     Loan Program II, Series
     A, RB, FSA
     7.000%, 11/01/11                  800        839
   West Virginia State, Water
     Development Authority,
     Loan Program II, Series A, RB,
     7.300%, 11/01/11                  475        505
   West Virginia State, Water
     Development Authority,
     Loan Program II,
     Series A-II, RB, FSA
     5.500%, 11/01/23                  625        570
     5.750%, 11/01/29                  150        141
   West Virginia State, Water
     Development Authority,
     Loan Program II,
     Series B, RB, FSA
     5.375%, 11/01/25                  785        697
     5.375%, 11/01/25                  955        848
     5.250%, 11/01/35                1,660      1,399
14

                                                        (LOGO) [GRAPHIC OMITTED]
                                                                January 31, 2000


WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------
                                   FACE AMOUNT VALUE
DESCRIPTION                       (000)/SHARES  (000)
--------------------------------------------------------------------------------
   West Virginia State, Water
     Development Authority,
     Loan Program, Series A,
     RB, FSA
     7.000%, 11/01/25               $  190     $  199
   West Virginia State, Water
     Development Authority,
     Loan Program, Series A-I,
     RB, FSA
     5.800%, 11/01/12                  425        426
     5.250%, 11/01/21                  795        695
   West Virginia State, Water
     Development Authority,
     Sewer System Loan Program, RB,
     Escrowed to Maturity
     7.100%, 11/01/09                1,190      1,263
   West Virginia Water Development
     Authority
     Revenue Bonds Loan Program III, 200
     Series A, AMBAC
     6.000%, 07/01/15                  500        494
   Wheeling, Waterworks &
     Sewage System,
     Series B, RB, FGIC,
     Pre-refunded @ 100 (B)
     6.450%, 12/01/07                1,000      1,039
     6.650%, 12/01/15                  900        938

--------------------------------------------------------------------------------
   TOTAL WEST VIRGINIA                         82,653
--------------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS (COST $86,149)        82,653
--------------------------------------------------------------------------------
CASH EQUIVALENTS -- 0.1%
   SEI Tax Exempt Trust,
   Tax Free Portfolio               95,109         95
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENTS (COST $95)               95
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.1% (COST $86,244)   82,748
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.9%
   Other Assets and Liabilities, Net              751
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                                     (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A
 (unlimited  authorization  --
  no par value) based on
  8,122,178 outstanding shares
  of beneficial interest $77,708
Portfolio Shares of Class B
 (unlimited  authorization  --
  no par value) based on
  956,626 outstanding shares
  of beneficial interest 9,674
Overdistributed net investment income            (339)
Accumulated net realized loss on investments      (48)
Net unrealized depreciation on investments     (3,496)

--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                 $83,499
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE -- CLASS A                    $9.20
NET ASSET VALUE, OFFERING  AND REDEMPTION
  PRICE PER SHARE -- CLASS B                    $9.18
--------------------------------------------------------------------------------
(A) Zero Coupon Security
(B) Pre-refunded Security. The pre-refunded date is shown as the maturity date on the Statement of Net Assets.
AMBAC -- American Municipal Bond Assurance Corporation
AMT -- Alternative Minimum Tax
FGIC -- Financial Guaranty Insurance Corporation
FHA -- Federal Housing Authority
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Investors Association
RB -- Revenue Bond

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
GOVERNMENT SECURITIES PORTFOLIO
[PIE OMITTED] [% POINTS FOLLOW]

CORPORATE OBLIGATIONS                     4.7%
MUNICIPAL BONDS                           9.5%
U.S. TREASURY OBLIGATIONS                22.4%
REPURCHASE AGREEMENT                      6.0%
PREFERRED STOCKS                          2.9%
U.S. GOVERNMENT AGENCY OBLIGATIONS       54.5%

% OF TOTAL PORTFOLIO INVESTMENTS
PIE CHART UNAUDITED
--------------------------------------------------------------------------------
                                   FACE AMOUNT VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 22.3%
   U.S. Treasury Bonds
     8.375%, 08/15/08               $  550     $  576
     8.750%, 11/15/08                  300        319
     7.250%, 05/15/16                1,000      1,050
     7.500%, 11/15/24                  500        552
     6.000%, 02/15/26                1,000        925
     6.125%, 11/15/27                  500        470
   U.S. Treasury Notes
     8.000%, 05/15/01                  631        642
     6.250%, 01/31/02                  500        496
     7.875%, 11/15/04                  500        522
     7.625%, 02/15/07                1,000      1,016
     5.625%, 05/15/08                  500        465
   U.S. Treasury STRIPS (A)
     6.770%, 02/15/07                1,000        626
     6.800%, 05/15/11                1,000        470
     6.760%, 05/15/14                2,000        774
     6.630%,11/15/20                 1,400        361
    13.980%, 02/15/21                3,000        753
--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
                     (COST $10,570)            10,017
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  FACE AMOUNT   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 54.0%
   FFCB MTN
     5.690%, 03/03/00              $ 2,000    $ 1,999
     6.150%, 03/03/03                1,000        978
     8.400%, 12/01/05                1,500      1,584
     6.900%, 09/08/15                  600        572
   FHLB
     7.780%, 10/19/01                  500        508
     8.090%, 12/28/04                  400        415
     8.125%, 03/07/05                1,000        993
     6.500%, 09/18/13                  500        443
     7.000%, 08/15/14                  500        478
   FHLB MTN
     6.880%, 04/26/00                  500        500
     5.990%, 10/01/03                  500        481
     7.030%, 05/06/11                  500        488
   FHLMC
     6.900%, 04/04/03                  500        489
     7.500%, 11/01/09                  687        686
     8.060%, 03/24/10                  500        490
     6.500%, 11/01/12                1,306      1,247
   Financing Corporation
     8.600%, 09/26/19                  500        571
   FNMA
     6.240%, 01/14/08                1,000        925
   FNMA MTN
     6.250%, 03/10/03                  500        486
   FNMA STRIPS
     8.580%, 07/24/05                1,000        677
   FNMA, Callable 10/24/00 @ 100
     6.400%, 10/24/02                  500        489
   Housing Urban Development
     92a Scranton,
     Callable 08/01/02 @ 100
     7.800%, 08/01/10                  400        403
   Housing Urban Development
     94a Abilene,
     Callable 08/01/03 @ 100
     7.180%, 08/01/13                  160        157
   Housing Urban Development
     94a Barberton,
     Callable 08/01/03 @ 100
     7.180%, 08/01/13                  520        505
   Housing Urban Development
     94a Egg Harbor,
     Callable 08/01/03 @ 100
     6.930%, 08/01/08                  160        153
     7.180%, 08/01/13                  220        215

                                                        (LOGO) [GRAPHIC OMITTED]
                                                                January 31, 2000
GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
                                   FACE AMOUNT VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
   Housing Urban Development
     94a Ocean Shores,
     Callable 08/01/03 @ 100
     6.930%, 08/01/08               $  225     $  215
   Housing Urban Development
     94a Pohatcong
     Township, Callable
     08/01/03 @ 100
     6.930%, 08/01/08                  240        227
   Housing Urban Development
     94a Providence,
     Callable 08/01/03 @ 100
     6.930%, 08/01/08                  130        124
   Housing Urban Development
     94a Roanoke,
     Callable 08/01/03 @ 100
     7.180%, 08/01/13                  100         98
   Housing Urban Development
     94a Tacoma,
     Callable 08/01/03 @ 100
     7.080%, 08/01/11                  365        345
   Housing Urban Development
     94a-I Montgomery,
     Callable 08/01/03 @ 100
     6.930%, 08/01/08                   55         52
   Housing Urban Development 99a,
     Callable 08/01/08 @ 100
     6.330%, 08/01/13                1,000        890
   Private Export Funding
     7.300%, 01/31/02                2,100      2,111
     6.240%, 05/15/02                  250        246
     7.950%, 11/01/06                1,500      1,528
   Small Business
     Administration (A)
     9.375%, 06/25/24                  985      1,069
   Tennessee Valley Authority (A)
    10.230%, 10/15/09                1,000        498
--------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY
      OBLIGATIONS (COST $24,884)               24,335
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 9.5%
   Clayton, MO, Capital
     Improvements, Taxable RB,
     Series B, AMBAC,
     Callable 12/01/07 @ 100
     7.000%, 12/01/16                1,000        905
   Fairview, MN, Hospital &
     Health Care Services,
     Taxable RB, Series B, MBIA
     7.000%, 11/15/15                  670        607
   Gardena, CA, Financing
     Agency, Taxable RB,
     Pre-refunded @ 102 (B)
     9.250%, 07/01/13                  200        215
--------------------------------------------------------------------------------
                                   FACE AMOUNT VALUE
DESCRIPTION                       (000)/SHARES  (000)
--------------------------------------------------------------------------------
   Henry County, GA, Water
     & Sewer Authority,
     Taxable RB, Series B, AMBAC
     6.000%, 02/01/04               $  250     $  236
     6.000%, 02/01/05                  220        204
     6.700%, 02/01/11                  200        181
   Las Vegas, NV, Fremont
    Street Project, Taxable GO,
     FGIC, Callable 07/01/03 @ 101
     7.200%, 07/01/15                  800        743
   Portsmouth, VA, Taxable GO,
     Callable 07/15/07@102
     6.630%, 07/15/14                  500        441
   Saint Paul, MN, Taxable
     GO, Series B,
     Callable 02/01/08 @ 100
     6.450%, 02/01/15                  500        433
   San Bernardino County,
     CA, Taxable RB,
     Pre-refunded @ 102 (B)
     8.500%, 03/01/14                  275        289
--------------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS (COST $4,648)          4,254
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 4.6%
   American Heavy Lift Title XI
     7.180%, 06/01/17                  200        203
   BellSouth Telecom, Callable
     05/15/05 @ 103.66
     7.625%, 05/15/35                  500        474
   General Electric Capital MTN
     6.020%, 12/15/03                  500        479
   Salomon Smith Barney
     6.250%, 01/15/05                1,000        933
--------------------------------------------------------------------------------
   TOTAL CORPORATE OBLIGATIONS (COST $2,224)    2,089
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 2.9%
     Duke Capital Financing         20,000        425
     Public Service of
     Colorado Capital               20,000        425
     Transcanada Pipeline           20,000        454
--------------------------------------------------------------------------------
   TOTAL PREFERRED STOCKS (COST $1,500)         1,304
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.9%
   Morgan Stanley
     5.730%, dated 01/31/99, matures 02/01/00
     repurchase price $2,678,907 (collateralized
     by U.S.Government Agency Obligation:
     total market value $2,732,899)  2,678      2,678
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT (COST $2,678)     2,678
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.2% (COST $46,504)   44,677
--------------------------------------------------------------------------------
                                                                     (CONTINUED)

STATEMENT OF NET ASSETS
GOVERNMENT SECURITIES PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------
                                                VALUE
DESCRIPTION                                     (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.8%
     Other Assets and Liabilities, Net         $  370
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A
 (unlimited  authorization  --
 no par value) based on
 4,679,940 outstanding shares
 of beneficial interest                        44,991
Portfolio Shares of Class B
 (unlimited  authorization  --
 no par value) based on
 186,979 outstanding shares
 of beneficial interest                         1,859
Accumulated net realized gain on investments       24
Net unrealized depreciation on investments     (1,827)
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                 $45,047
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE -- CLASS A                    $9.26
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE  -- CLASS B                   $9.26
--------------------------------------------------------------------------------
(A) Zero Coupon Security
(B) Pre-refunded Security. The pre-refunded date is shown as the maturity date on the Statement of Net Assets.
AMBAC -- American Municipal Bond Assurance Corporation
FFCB -- Federal Farm Credit Bank
FGIC -- Financial Guaranty Insurance Corporation
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
MTN -- Medium Term Note
RB -- Revenue Bond
STRIPS -- Separately Traded Registered Interest and Principal
Securities

The accompanying notes are an integral part of the financial statements.

                                                        (LOGO) [GRAPHIC OMITTED]
                                                                January 31, 2000
CAPITAL APPRECIATION PORTFOLIO
[PIE OMITTED] [% POINTS FOLLOW]
REPURCHASE AGREEMENT                3.0%
COMMON STOCKS                      97.0%

% OF TOTAL PORTFOLIO INVESTMENTS
PIE CHART UNAUDITED
--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 92.5%
   Banking -- 1.0%
     Citigroup Inc.                 30,000    $ 1,723
--------------------------------------------------------------------------------
   TOTAL BANKING                                1,723
--------------------------------------------------------------------------------
   Broadcasting, Newspapers and Advertising -- 3.0%
     Clear Channel Communications   20,000      1,727
     Univision Communications       18,000      1,928
     Viacom, Cl B                   31,000      1,717
--------------------------------------------------------------------------------
   TOTAL BROADCASTING, NEWSPAPERS
     AND ADVERTISING                            5,372
--------------------------------------------------------------------------------
   Communications Equipment -- 8.6%
     Lucent Technologies            30,000      1,657
     Motorola                       46,370      6,341
     Nokia, ADR                     18,800      3,440
     Qualcomm                       30,000      3,810
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT              15,248
--------------------------------------------------------------------------------
   Computer Networking Products -- 4.9%
     Cisco Systems*                 80,000      8,760
--------------------------------------------------------------------------------
   TOTAL COMPUTER NETWORKING PRODUCTS           8,760
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                VALUE
DESCRIPTION                          SHARES      (000)
--------------------------------------------------------------------------------
   Computer Software -- 2.7%
     Microsoft*                     50,000    $ 4,894
--------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                      4,894
--------------------------------------------------------------------------------
   Computers & Services -- 6.9%
     America Online*                84,000      4,783
     Computer Sciences*             25,000      2,297
     EMC**                          26,000      2,769
     Sun Microsystems*              32,000      2,514
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                  12,363
--------------------------------------------------------------------------------
   Conglomerates -- 5.9%
     General Electric               50,000      6,669
     Tyco International             89,400      3,822
--------------------------------------------------------------------------------
   TOTAL CONGLOMERATES                         10,491
--------------------------------------------------------------------------------
   Drugs -- 6.9%
     Amgen*                         61,600      3,923
     Biogen*                        40,000      3,450
     Biotech Holders Trust          11,000      1,768
     Merck                          20,000      1,576
     Pfizer                         43,000      1,564
--------------------------------------------------------------------------------
   TOTAL DRUGS                                 12,281
--------------------------------------------------------------------------------
   Fiber Optics --5.3%
     Corning                        27,800      4,288
     JDS Uniphase                   25,600      5,221
--------------------------------------------------------------------------------
   TOTAL GLASS PRODUCTS                         9,509
--------------------------------------------------------------------------------
   Financial Services -- 5.4%
     American Express               15,200      2,505
     Charles Schwab                 54,600      1,969
     Goldman Sachs Group            20,000      1,833
     Morgan Stanley Dean Witter
      Discover                      50,000      3,313
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                     9,620
--------------------------------------------------------------------------------
   Household Products -- 1.2%
     Colgate-Palmolive              37,000      2,192
--------------------------------------------------------------------------------
   TOTAL HOUSEHOLD PRODUCTS                     2,192
--------------------------------------------------------------------------------
   Insurance -- 5.5%
     AIG                            57,750      6,013
     Marsh & McLennan               39,400      3,704
--------------------------------------------------------------------------------
   TOTAL INSURANCE                              9,717
--------------------------------------------------------------------------------


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS
CAPITAL APPRECIATION PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
   Internet Content -- 4.1%
     Infospace.com                  11,500    $ 1,611
     Internet Capital Group         22,500      2,678
     Safeguard Scientifics          20,700      2,939
--------------------------------------------------------------------------------
   TOTAL INTERNET CONTENT                       7,228
--------------------------------------------------------------------------------
   Measuring Devices -- 2.9%
     PE Corp-PE Biosystems          34,500      5,166
--------------------------------------------------------------------------------
   TOTAL MEASURING DEVICES                      5,166
--------------------------------------------------------------------------------
   Miscellaneous Business Services -- 0.9%
     Commerce One                   10,000      1,723
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES        1,723
--------------------------------------------------------------------------------
   Retail -- 7.6%
     CVS                            78,700      2,750
     Home Depot                     58,350      3,304
     Lowe's Companies               39,200      1,749
     Wal-mart Stores                62,000      3,395
     Walgreen                       83,000      2,293
--------------------------------------------------------------------------------
   TOTAL RETAIL                                13,491
--------------------------------------------------------------------------------
   Satellites -- 2.3%
     Echostar Communications        23,500      1,914
     General Motors-Class H
        (Hughes Electronics)        19,000      2,137
--------------------------------------------------------------------------------
   TOTAL SATELLITES                             4,051
--------------------------------------------------------------------------------
   Semi-Conductors/Instruments -- 11.4%
     Analog Devices                 40,000      3,740
     Applied Materials*             20,700      2,841
     Broadcom, Cl A                 18,000      5,208
     Intel                          23,200      2,295
     Texas Instruments              40,000      4,315
     Xilinx                         40,000      1,830
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS/INSTRUMENTS           20,229
--------------------------------------------------------------------------------
   Telephones & Telecommunications -- 6.0%
     Bell Atlantic                  46,000      2,849
     Mediaone Group*                38,000      3,021
     Nextel Communications, Cl A    27,000      2,872
     Vodafone Airtouch, ADR         35,000      1,960
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATIONS       10,702
--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS (COST $80,237)         164,760
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FACE AMOUNT  VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.9%
   JP Morgan
     5.730%,dated 01/31/99,
     matures 02/01/00 repurchase
     price $5,113,686 (collateralized
     by U.S.Government Agency
     Obligation: total market
     value $5,215,123)               $5,113  $  5,113

--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT (COST $5,113)     5,113
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 95.4%  (COST $85,350) 169,873
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 4.6%
     Other Assets and Liabilities, Net          8,180
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio  Shares of Class A
 (unlimited  authorization  --
 no par value) based on
 7,428,194 outstanding shares
 of beneficial interest                        64,657
Portfolio Shares of Class B
 (unlimited  authorization  --
 no par value) based on
 1,162,629 outstanding shares
 of beneficial interest                        15,808
Accumulated net investment loss                  (394)
Accumulated net realized gain on investments   13,459
Net unrealized appreciation on investments     84,523
--------------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                $178,053
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE -- CLASS A                   $20.78
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE  -- CLASS B                  $20.36
--------------------------------------------------------------------------------
*  Non-income producing security
** Irregular-income producing security
ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                                        (LOGO) [GRAPHIC OMITTED]
                                                                January 31, 2000
EQUITY INCOME PORTFOLIO
[PIE OMITTED] [% POINTS FOLLOW]

CORPORATE OBLIGATIONS                      1.4%
COMMON STOCKS                             94.9%
REPURCHASE AGREEMENT                       3.0%
PREFERRED STOCKS                           0.7%

% OF TOTAL PORTFOLIO INVESTMENTS
PIE CHART UNAUDITED

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.4%
   Aerospace & Defense -- 0.3%
     Lockheed Martin                10,000     $  187
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                      187
--------------------------------------------------------------------------------
   Automotive -- 2.1%
     Dana                           20,000        470
     Ford Motor                     20,000        995
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                             1,465
--------------------------------------------------------------------------------
   Banks -- 2.4%
     Compass Bancshares             50,000        991
     Wachovia                       10,000        641
--------------------------------------------------------------------------------
   TOTAL BANKS                                  1,632
--------------------------------------------------------------------------------
   Broadcasting, Newspapers and Advertising -- 4.3%
     Cablevision Systems, Cl A       5,000        382
     Comcast, Cl A                  11,000        506
     Cox Communications             42,000      2,050
--------------------------------------------------------------------------------
   TOTAL BROADCASTING, NEWSPAPERS
      AND ADVERTISING                           2,938
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
   Chemicals -- 2.5%
     B.F. Goodrich                  35,000     $  875
     E.I. Du Pont de Nemours        14,000        826
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                              1,701
--------------------------------------------------------------------------------
   Communications Equipment-- 2.2%
     Lucent Technologies            28,000      1,547
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT               1,547
--------------------------------------------------------------------------------
   Computer Networking Products -- 1.5%
     3Com                           20,000      1,015
--------------------------------------------------------------------------------
   TOTAL COMPUTER NETWORKING PRODUCTS           1,015
--------------------------------------------------------------------------------
   Computers & Services -- 3.9%
     International Business
     Machines                       24,000      2,692
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                   2,692
--------------------------------------------------------------------------------
   Conglomerates -- 3.5%
     General Electric               18,000      2,401
--------------------------------------------------------------------------------
   TOTAL CONGLOMERATES                          2,401
--------------------------------------------------------------------------------
   Cosmetics, Soaps & Toiletries -- 1.5%
     Procter & Gamble               10,000      1,009
--------------------------------------------------------------------------------
   TOTAL COSMETICS, SOAPS & TOILETRIES          1,009
--------------------------------------------------------------------------------
   Drugs -- 6.2%
     Bristol-Myers Squibb           24,000      1,584
     Merck                          24,000      1,891
     Mylan Laboratories             30,000        799
--------------------------------------------------------------------------------
   TOTAL DRUGS                                  4,274
--------------------------------------------------------------------------------
   Electrical Utilities -- 6.6%
     Allegheny Energy               40,000      1,097
     Montana Power                  60,000      2,430
     Southern                       40,000      1,025
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL UTILITIES                   4,552
--------------------------------------------------------------------------------
   Entertainment -- 1.6%
     Walt Disney                    30,000      1,089
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                          1,089
--------------------------------------------------------------------------------


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS
EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                                VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
   Financial Services -- 6.4%
     A.G. Edwards & Sons            30,000     $  994
     American Express               15,000      2,472
     Donaldson, Lufkin, & Jenrette  20,000        956
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                     4,422
--------------------------------------------------------------------------------
   Food, Beverage & Tobacco-- 1.8%
     H.J. Heinz                     10,000        372
     Quaker Oats                    15,000        891

--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO               1,263
--------------------------------------------------------------------------------
   Forestry -- 1.7%
     Rayonier                       26,500      1,139
--------------------------------------------------------------------------------
   TOTAL FORESTRY                               1,139
--------------------------------------------------------------------------------
   Gas/Natural Gas -- 3.2%
     Columbia Energy                10,000        650
     Williams Company               40,000      1,550
--------------------------------------------------------------------------------
   TOTAL GAS/NATURAL GAS                        2,200
--------------------------------------------------------------------------------
   Insurance -- 5.8%
     Allstate                       40,000        928
     Jefferson Pilot                28,500      1,674
     Marsh & McLennan               15,000      1,410
--------------------------------------------------------------------------------
   TOTAL INSURANCE                              4,012
--------------------------------------------------------------------------------
   Machinery -- 5.0%
     Lincoln Electric Holdings      60,000      1,174
     Parker Hannifin                30,000      1,298
     Timken                         60,000        979
--------------------------------------------------------------------------------
   TOTAL MACHINERY                              3,451
--------------------------------------------------------------------------------
   Petroleum & Fuel Products -- 4.7%
     Kerr-McGee                     30,000      1,661
     Schlumberger                   23,600      1,441
     Transocean Sedco Forex          4,568        145
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS              3,247
--------------------------------------------------------------------------------
   Petroleum Refining -- 6.2%
     Exxon Mobil                    33,000      2,756
     Lyondell Petrochemical         40,000        433
     Texaco                         20,000      1,058
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                     4,247
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 VALUE
DESCRIPTION                          SHARES      (000)
--------------------------------------------------------------------------------
   Printing & Publishing -- 6.8%
     Knight-Ridder                  25,800    $ 1,375
     McGraw-Hill                    44,000      2,467
     Tribune                        20,000        844
--------------------------------------------------------------------------------
   TOTAL PRINTING & PUBLISHING                  4,686
--------------------------------------------------------------------------------
   Railroads -- 0.7%
     Norfolk Southern               30,000        510
--------------------------------------------------------------------------------
   TOTAL RAILROADS                                510
--------------------------------------------------------------------------------
   Real Estate Investment Trust -- 4.0%
     Boykin Lodging                 89,200      1,070
     Host Marriott                  60,000        532
     Sovran Self Storage            60,000      1,136
--------------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUST           2,738
--------------------------------------------------------------------------------
   Steel & Steel Works -- 1.5%
     Worthington Industries         70,000      1,011
--------------------------------------------------------------------------------
   TOTAL STEEL & STEEL WORKS                    1,011
--------------------------------------------------------------------------------
   Telephones & Telecommunication -- 5.8%
     Alltel                         10,000        668
     AT&T                           27,000      1,424
     Bell Atlantic                  10,000        619
     GTE                            12,000        880
     SBC                            10,000        431
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION         4,022
--------------------------------------------------------------------------------
   Trucking -- 1.3%
     CNF Transportation             30,000        898
--------------------------------------------------------------------------------
   TOTAL TRUCKING                                 898
--------------------------------------------------------------------------------
   Water Utilities -- 1.9%
     American States Water          40,000      1,330
--------------------------------------------------------------------------------
   TOTAL WATER UTILITIES                        1,330
--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS (COST $49,316)          65,678
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.7%
     MCI                            20,000        450
--------------------------------------------------------------------------------
   TOTAL PREFERRED STOCKS (COST $495)             450
--------------------------------------------------------------------------------

                                                        (LOGO) [GRAPHIC OMITTED]
                                                                January 31, 2000
EQUITY INCOME PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------
                                      FACE      VALUE
DESCRIPTION                       AMOUNT (000)  (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 1.4%
   Internet Capital Group
     5.500%, 12/21/04               $  500     $  537
   Kerr-McGee
     7.500%, 05/15/14                  474        449
--------------------------------------------------------------------------------
   TOTAL CORPORATE OBLIGATIONS (COST $1,194)      986
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.1%
   Morgan Stanley
     5.730%, dated 01/31/99,
     matures 02/01/00
     repurchase price
     $2,112,657 (collateralized
     by U.S.Government Agency
     Obligation: total market
     value $2,175,739)               2,112      2,112
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT (COST $2,112)     2,112
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.6%  (COST $53,117) 69,226
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.6)%
   Other Assets and Liabilities, Net             (398)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
  authorization  -- no par value) based on
  4,458,928 outstanding shares of
  beneficial interest                          47,531
Portfolio Shares of Class B (unlimited
  authorization  -- no par value) based on
  423,203 outstanding shares of
  beneficial interest 4,982
Undistributed net investment income                 4
Accumulated net realized gain on investments      202
Net unrealized appreciation on investments     16,109
--------------------------------------------------------------------------------
   Total Net Assets -- 100.0%                 $68,828
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE -- CLASS A                   $14.10
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE -- CLASS B                   $14.10
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.
                                                                             23

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31, 2000



                                                       (LOGO) [GRAPHIC OMITTED]
                                                               January 31, 2000

                                               (IN THOUSANDS)
                               ------------------------------------------------
                                PRIME OBLIGATIONS     WEST VIRGINIA TAX-EXEMPT
                                    PORTFOLIO             INCOME PORTFOLIO
                               ------------------------------------------------
INVESTMENT INCOME:
  Interest income ...............   $4,196                  $ 5,178
  Dividend income ...............       --                       --
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME .........    4,196                    5,178
--------------------------------------------------------------------------------
EXPENSES:
 Administrator fees .............      158                      184
 Investment advisory fees .......      197                      415
 Less: investment advisory
   fees waived ..................     (119)                     (48)
 Sub-advisory fees ..............       59                       --
 Custodian fees .................        8                        9
 Professionalfees ...............       10                       13
 Registration & filing fees .....        6                        7
 Printing expenses ..............       11                       22
 Trustee fees ...................        4                        6
 Pricing fees ...................        4                       11
 Distribution fees (1) ..........       20                       27
 Transfer agent fees ............       47                       43
 Miscellaneous expenses .........        1                        1
--------------------------------------------------------------------------------
 TOTAL EXPENSES .................      406                      690
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME (LOSS) ...    3,790                    4,488
--------------------------------------------------------------------------------
 Net realized gain (loss) on
   investments ..................       (1)                     260
 Net change in unrealized appreciation
  (depreciation) on investments .       --                   (9,481)
--------------------------------------------------------------------------------
 Net Realized and Unrealized Gain
   (Loss) on Investments ........       (1)                  (9,221)
================================================================================
Increase (Decrease) in Net Assets
  Resulting from Operations .....   $3,789                  $(4,733)
================================================================================
(1) Distribution fees are only incurred on Class B shares.

 The accompanying notes are an integral part of the financial statements.

                                                        (LOGO) [GRAPHIC OMITTED]
                                                               January 31, 2000
                                  (IN THOUSANDS)
--------------------------------------------------------------------------------
  GOVERNMENT SECURITIES       CAPITAL APPRECIATION       EQUITY INCOME
       PORTFOLIO                   PORTFOLIO               PORTFOLIO
--------------------------------------------------------------------------------
        $ 3,168                     $  412                  $  164
            116                        637                   1,627
--------------------------------------------------------------------------------
          3,284                      1,049                   1,791
--------------------------------------------------------------------------------

             98                        307                     138
            366                      1,457                     510
           (140)                      (427)                    (73)
             --                         --                      --
              9                         20                       7
             11                         39                      11
              4                         11                       6
              9                         35                       9
              3                         10                       4
              4                          9                       4
              5                         41                      15
             40                         99                      44
              1                          4                       6
--------------------------------------------------------------------------------
            410                      1,605                     681
--------------------------------------------------------------------------------
          2,874                       (556)                  1,110
--------------------------------------------------------------------------------
             97                     26,328                     942

         (4,621)                    14,583                   3,557
--------------------------------------------------------------------------------

         (4,524)                    40,911                   4,499
================================================================================
        $(1,650)                   $40,355                  $5,609
================================================================================

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
                                                             (IN THOUSANDS)
                                                     ---------------------------
                                                           PRIME OBLIGATIONS
                                                               PORTFOLIO
--------------------------------------------------------------------------------
                                                        2000               1999
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income ...........................  $  3,790         $   3,170
  Net realized gain (loss) on investments .........        (1)                1
  Net change in unrealized appreciation
    (depreciation) on investments .................        --                --
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS ...................................     3,789             3,171
--------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net investment income:
   Class A ........................................    (3,422)           (2,846)
   Class B ........................................      (368)             (324)
  Realized gains:
   Class A ........................................        --                --
   Class B ........................................        --                --
--------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS .............................    (3,790)           (3,170)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class A:
    Proceeds from shares issued ...................   203,697           185,391
    Reinvestment of cash distributions ............        --               241
    Cost of shares redeemed .......................  (197,434)         (176,344)
--------------------------------------------------------------------------------
  TOTAL CLASS A TRANSACTIONS ......................     6,263             9,288
--------------------------------------------------------------------------------
   Class B:
    Proceeds from shares issued ...................   356,943           155,956
    Reinvestment of cash distributions ............       129               150
    Cost of shares redeemed .......................  (347,403)         (158,520)
--------------------------------------------------------------------------------
  TOTAL CLASS B TRANSACTIONS ......................     9,669            (2,414)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS ........................    15,932             6,874
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS .........    15,931             6,875
--------------------------------------------------------------------------------
NET ASSETS:
    Beginning of year .............................    65,602            58,727
--------------------------------------------------------------------------------
    End of year ................................... $  81,533         $  65,602
================================================================================
CAPITAL SHARE TRANSACTIONS:
   Class A:
    Shares issued .................................   203,697           185,391
    Shares issued in lieu of cash distributions ...        --               241
    Shares redeemed ...............................  (197,434)         (176,344)
--------------------------------------------------------------------------------
  TOTAL CLASS A SHARE TRANSACTIONS ................     6,263             9,288
--------------------------------------------------------------------------------
   Class B:
    Shares issued .................................   356,943           155,956
    Shares issued in lieu of cash distributions ...       129               150
    Shares redeemed ...............................  (347,403)         (158,520)
--------------------------------------------------------------------------------
  TOTAL CLASS B SHARE TRANSACTIONS ................     9,669            (2,414)
--------------------------------------------------------------------------------
  TOTAL SHARE TRANSACTIONS ........................    15,932             6,874
================================================================================
The accompanying notes are an integral part of the financial statements.

                                                        (LOGO) [GRAPHIC OMITTED]
                                                               January 31, 2000
--------------------------------------------------------------------------------

                                         (IN THOUSANDS)
--------------------------------------------------------------------------------
             WEST VIRGINIA TAX-EXEMPT                   GOVERNMENT SECURITIES
                 INCOME PORTFOLIO                             PORTFOLIO
--------------------------------------------------------------------------------
            2000               1999                 2000                1999
--------------------------------------------------------------------------------
          $ 4,488          $  4,663               $ 2,874            $ 2,902
              260               564                    97                686

           (9,481)              (35)               (4,621)               183

           (4,733)            5,192                (1,650)             3,771


           (4,288)           (4,265)               (2,769)            (2,798)
             (537)             (400)                 (109)              (100)

             (428)             (939)                 (165)              (772)
              (60)              (97)                   (7)               (32)
--------------------------------------------------------------------------------
           (5,313)           (5,701)               (3,050)            (3,702)
--------------------------------------------------------------------------------

            4,501            12,367                 7,960              9,227
              428               938                   165                772
          (11,580)           (7,655)              (11,909)            (8,553)
--------------------------------------------------------------------------------
           (6,651)            5,650                (3,784)             1,446
--------------------------------------------------------------------------------
            3,863             2,477                   348                942
              322               405                    86                107
--------------------------------------------------------------------------------
           (3,694)           (1,019)                 (580)              (506)
--------------------------------------------------------------------------------
              491             1,863                  (146)               543
--------------------------------------------------------------------------------
           (6,160)            7,513                (3,930)             1,989
--------------------------------------------------------------------------------
          (16,206)            7,004                (8,630)             2,058
--------------------------------------------------------------------------------
           99,705            92,701                53,677             51,619
--------------------------------------------------------------------------------
          $83,499           $99,705               $45,047            $53,677
================================================================================

              459             1,206                   822                908
               45                91                    18                 75
           (1,171)             (747)               (1,230)              (838)
--------------------------------------------------------------------------------
             (667)              550                  (390)               145
--------------------------------------------------------------------------------
              388               242                    36                 93
               33                39                     9                 10
             (388)              (99)                  (60)               (50)
--------------------------------------------------------------------------------
               33               182                   (15)                53
--------------------------------------------------------------------------------
             (634)              732                  (405)               198
================================================================================

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
                                                                    (IN THOUSANDS)
                                                -----------------------------------------------------------------
                                                                 CAPITAL APPRECIATION
                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                               2000               1999
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss) .....................       $   (556)           $     (90)
  Net realized gain on investments .................         26,328               10,750
  Net change in unrealized appreciation (depreciation)
   on investments ..................................         14,583               38,187
---------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
   FROM INVESTMENT OPERATIONS .....................          40,355               48,847
---------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS:
  Net investment income:
   Class A .........................................             (1)                  --
   Class B ........................................              --                   --
  Net realized gains:
   Class A .........................................        (14,145)             (12,234)
   Class B .........................................         (1,253)                (832)
---------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                        (15,399)             (13,066)
---------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS:
 Class A:
   Proceeds from shares issued .....................          6,964                5,860
   Reinvestment of cash distributions ..............         14,145               12,234
   Cost of shares redeemed .........................        (26,576)            (24,460)
---------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                                    (5,467)              (6,366)
---------------------------------------------------------------------------------------------------------------------------
 Class B:
   Proceeds from shares issued .....................        353,545              140,979
   Reinvestment of cash distributions ..............          1,051                  822
   Cost of shares redeemed .........................       (352,528)            (133,789)
---------------------------------------------------------------------------------------------------------------------------
 TOTAL CLASS B TRANSACTIONS                                   2,068                8,012
---------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 CAPITAL SHARE TRANSACTIONS ........................         (3,399)               1,646
---------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS ...........         21,557               37,427
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of year .................................        156,496              119,069
---------------------------------------------------------------------------------------------------------------------------
 End of year .......................................       $178,053            $ 156,496
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Class A:
   Shares issued ...................................            376                  374
   Shares issued in lieu of cash distributions .....            738                  866
   Shares redeemed .................................         (1,436)              (1,539)
---------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A SHARE TRANSACTIONS ...................           (322)                (299)
---------------------------------------------------------------------------------------------------------------------------
 Class B:
   Shares issued ...................................         19,258                9,335
   Shares issued in lieu of cash distributions .....             56                   59
   Shares redeemed .................................        (19,166)              (8,812)
---------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS B SHARE TRANSACTIONS ...................            148                  582
---------------------------------------------------------------------------------------------------------------------------
TOTAL SHARE TRANSACTIONS ...........................           (174)                 283
============================================================================================================================
*Commenced operations on August 2, 1996.
The accompanying notes are an integral part of the financial statements.

                                                        (LOGO) [GRAPHIC OMITTED]
                                                               January 31, 2000
--------------------------------------------------------------------------------
         (IN THOUSANDS)
--------------------------------------------------------------------------------
         EQUITY INCOME
            PORTFOLIO
--------------------------------------------------------------------------------
       2000           1999
--------------------------------------------------------------------------------
     $1,110        $ 1,068
        942          2,415
      3,557          4,167
--------------------------------------------------------------------------------
      5,609          7,650
--------------------------------------------------------------------------------
       (994)          (992)
        (80)           (95)

     (1,211)        (2,596)
       (118)          (270)
--------------------------------------------------------------------------------
     (2,403)        (3,953)
--------------------------------------------------------------------------------
     17,500          6,541
      1,211          2,596
    (10,798)        (8,554)
--------------------------------------------------------------------------------
      7,913            583
--------------------------------------------------------------------------------
      1,397          3,150
        145            333
     (2,134)        (1,216)
--------------------------------------------------------------------------------
       (592)         2,267
--------------------------------------------------------------------------------
      7,321          2,850
--------------------------------------------------------------------------------
     10,527          6,547
--------------------------------------------------------------------------------
     58,301         51,754
--------------------------------------------------------------------------------
    $68,828        $58,301
================================================================================


      1,245            492
         84            205
       (745)          (632)
--------------------------------------------------------------------------------
        584             65
--------------------------------------------------------------------------------
         97            236
         10             26
       (146)           (91)
--------------------------------------------------------------------------------
        (39)           171
--------------------------------------------------------------------------------
        545            236
================================================================================

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JANUARY 31,


                 NET ASSET                NET REALIZED  DISTRIBUTIONS  DISTRIBUTIONS  NET ASSET
                   VALUE,       NET      AND UNREALIZED   FROM NET        FROM         VALUE,
                 BEGINNING   INVESTMENT   GAINS (LOSSES)  INVESTMENT    REALIZED       END OF
                 OF PERIOD     INCOME    ON INVESTMENTS    INCOME         GAINS        PERIOD
------------------------------------------------------------------------------------------------
PRIME OBLIGATIONS PORTFOLIO
------------------------------------------------------------------------------------------------
CLASS A
2000             $ 1.00        $0.05          $ 0.00         $(0.05)      $ 0.00      $ 1.00
1999               1.00         0.05            0.00          (0.05)        0.00        1.00
1998               1.00         0.05            0.00          (0.05)        0.00        1.00
1997               1.00         0.05            0.00          (0.05)        0.00        1.00
1996               1.00         0.06            0.00          (0.06)        0.00        1.00
CLASS B
2000             $ 1.00        $0.05          $ 0.00         $(0.05)      $ 0.00      $ 1.00
1999               1.00         0.05            0.00          (0.05)        0.00        1.00
1998               1.00         0.05            0.00          (0.05)        0.00        1.00
1997               1.00         0.05            0.00          (0.05)        0.00        1.00
1996               1.00         0.05            0.00          (0.05)        0.00        1.00
------------------------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
------------------------------------------------------------------------------------------------
CLASS A
2000             $10.27        $0.48          $(0.98)        $(0.52)      $(0.05)     $ 9.20
1999              10.32         0.49            0.06          (0.49)       (0.11)      10.27
1998               9.95         0.50            0.42          (0.50)       (0.05)      10.32
1997              10.12         0.49           (0.17)         (0.49)        0.00        9.95
1996               9.36         0.49            0.76          (0.49)        0.00       10.12
CLASS B
2000             $10.26        $0.44          $(0.98)        $(0.49)      $(0.05)     $ 9.18
1999              10.32         0.47            0.05          (0.47)       (0.11)      10.26
1998               9.95         0.48            0.42          (0.48)       (0.05)      10.32
1997              10.11         0.47           (0.16)         (0.47)        0.00        9.95
1996               9.36         0.47            0.75          (0.47)        0.00       10.11
------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO
------------------------------------------------------------------------------------------------
CLASS A
2000             $10.18        $0.57          $(0.88)        $(0.57)      $(0.04)     $ 9.26
1999              10.17         0.56            0.17          (0.56)       (0.16)      10.18
1998               9.76         0.57            0.42          (0.57)       (0.01)      10.17
1997              10.15         0.56           (0.39)         (0.56)        0.00        9.76
1996               9.09         0.55            1.06          (0.55)        0.00       10.15
CLASS B
2000             $10.19        $0.54          $(0.89)        $(0.54)      $(0.04)     $ 9.26
1999              10.18         0.54            0.17          (0.54)       (0.16)      10.19
1998               9.77         0.54            0.42          (0.54)       (0.01)      10.18
1997              10.15         0.53           (0.38)         (0.53)        0.00        9.77
1996               9.10         0.53            1.05          (0.53)        0.00       10.15

The accompanying notes are an integral part of the financial statements.


                                                        (LOGO) [GRAPHIC OMITTED]
                                                               January 31, 2000
----------------------------------------------------------------------------------------
                                                                RATIO OF
                                       RATIO OF               NET INVESTMENT
                                         NET        RATIO OF    INCOME TO
                           RATIO OF   INVESTMENT    EXPENSES    AVERAGE
            NET ASSETS,  EXPENSES TO    INCOME     NET ASSETS   NET ASSETS PORTFOLIO
      TOTAL   END OF       AVERAGE    TO AVERAGE   (EXCLUDING  (EXCLUDING  TURNOVER
     RETURN  PERIOD (000)  NET ASSETS  NET ASSETS   WAIVERS)    WAIVERS)     RATE
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
       4.96%  $67,724        0.49%       4.83%         0.64%        4.68%     N/A
       5.20    61,465        0.49        5.06          0.66         4.89      N/A
       5.33    52,177        0.49        5.21          0.65         5.05      N/A
       5.11    90,301        0.49        5.00          0.66         4.83      N/A
       5.65    84,660        0.49        5.50          0.64         5.35      N/A
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
       4.70%  $13,809        0.74%       4.62%         0.89%        4.47%     N/A
       4.94     4,137        0.74        4.82          0.91         4.65      N/A
       5.07     6,550        0.74        4.96          0.90         4.80      N/A
       4.85     7,501        0.74        4.75          0.91         4.58      N/A
       5.39     6,154        0.74        5.15          0.89         5.00      N/A
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
      (5.04)% $74,709        0.72%       4.90%         0.77%        4.85%      10%
       5.47    90,228        0.72        4.77          0.79         4.70       14
       9.55    85,043        0.75        5.00          0.80         4.96       17
       3.35    92,619        0.75        5.01          0.85         4.91       26
      13.66    36,611        0.75        5.02          0.89         4.88       43
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
      (5.39)% $ 8,790        0.97%       4.65%         1.02%        4.60%      10%
       5.11     9,477        0.97        4.52          1.04         4.45       14
       9.28     7,658        1.00        4.74          1.05         4.70       17
       3.19     6,191        1.00        4.76          1.10         4.66       26
      13.26     4,312        1.00        4.78          1.14         4.64       43
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
      (3.11)% $43,315        0.83%       5.89%         1.11%        5.61%      10%
       7.39    51,614        0.83        5.54          1.11         5.26       11
      10.44    50,100        0.83        5.77          1.05         5.55       21
       1.83    59,014        0.83        5.75          1.16         5.42       46
      18.14    60,228        0.83        5.68          1.11         5.40       28

      (3.45)% $ 1,732        1.08%       5.64%         1.36%        5.36%      10%
       7.12     2,063        1.08        5.28          1.36         5.00       11
      10.16     1,519        1.08        5.52          1.30         5.30       21
       1.69     1,830        1.08        5.50          1.41         5.17       46
      17.72     1,167        1.08        5.39          1.36         5.11       28

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JANUARY 31,


                                                                  DISTRI-      NET
        NET ASSET                   NET REALIZED  DISTRIBUTIONS   BUTIONS     ASSET
         VALUE,       NET          AND UNREALIZED   FROM NET       FROM       VALUE,
       BEGINNING   INVESTMENT      GAINS (LOSSES)  INVESTMENT    REALIZED     END OF
       OF PERIOD  INCOME (LOSS)    ON INVESTMENTS    INCOME        GAINS      PERIOD
---------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO
---------------------------------------------------------------------------------------
CLASS A
2000     $17.89     $(0.06)            $ 5.04       $ 0.00       $(2.09)     $20.78
1999      14.05      (0.02)              5.52         0.00        (1.66)      17.89
1998      15.38       0.03               2.52        (0.01)       (3.87)      14.05
1997      13.31       0.00               2.86        (0.01)       (0.78)      15.38
1996       9.57       0.01               3.93        (0.01)       (0.19)      13.31
CLASS B
2000     $17.61     $(0.17)            $ 5.01       $ 0.00       $(2.09)     $20.36
1999      13.89      (0.01)              5.39         0.00        (1.66)      17.61
1998      15.28       0.02               2.46         0.00        (3.87)      13.89
1997      13.25      (0.03)              2.84         0.00        (0.78)      15.28
1996       9.55      (0.01)              3.90         0.00        (0.19)      13.25
---------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
---------------------------------------------------------------------------------------
CLASS A
2000     $13.44     $ 0.23             $ 0.93       $(0.22)      $(0.28)     $14.10
1999      12.62       0.27               1.52        (0.27)       (0.70)      13.44
1998      11.23       0.27               1.78        (0.27)       (0.39)      12.62
1997 (1)  10.00       0.16               1.23        (0.16)        0.00       11.23
CLASS B
2000     $13.44     $ 0.24             $ 0.89       $(0.19)      $(0.28)     $14.10
1999      12.62       0.22               1.54        (0.24)       (0.70)      13.44
1998      11.24       0.23               1.79        (0.25)       (0.39)      12.62
1997 (1)  10.00       0.15               1.24        (0.15)        0.00       11.24
---------------------------------------------------------------------------------------
(1)  Commenced operations on August 2, 1996. All ratios for the period have been annualized.

  The accompanying notes are an integral part of the financial statements.


                                                                (LOGO) [GRAPHIC OMITTED]
                                                                        January 31, 2000

----------------------------------------------------------------------------------------

                                                                    RATIO OF
                                          RATIO OF                NET INVESTMENT
                                            NET         RATIO OF   INCOME (LOSS)
                             RATIO OF    INVESTMENT     EXPENSES    TO AVERAGE
              NET ASSETS,   EXPENSES TO   INCOME       NET ASSETS   NET ASSETS PORTFOLIO
      TOTAL    END OF        AVERAGE     TO AVERAGE    (EXCLUDING  (EXCLUDING  TURNOVER
     RETURN   PERIOD (000)  NET ASSETS   NET ASSETS     WAIVERS)     WAIVERS)     RATE
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

       28.81% $154,385          1.02%         (0.34)%       1.30%     (0.62)%     54%
       42.72   138,624          1.02          (0.05)        1.28      (0.31)      74
       17.12   113,048          1.02           0.09         1.28      (0.17)     118
       22.06   118,873          1.02          (0.01)        1.28      (0.27)      90
       41.31    99,612          1.02           0.08         1.27      (0.17)     119

       28.47% $ 23,668          1.27%         (0.59)%       1.55%     (0.87)%     54%
       42.34    17,872          1.27          (0.28)        1.53      (0.54)      74
       16.76     6,021          1.27          (0.16)        1.53      (0.42)     118
       21.81     4,482          1.27          (0.27)        1.53      (0.53)      90
       40.88     2,233          1.27          (0.16)        1.52      (0.41)     119
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

        8.49% $ 62,863          0.96%          1.63%        1.07%      1.52%      15%
       14.69    52,095          0.96           1.97         1.09       1.84       47
       18.44    48,076          1.11           2.26         1.15       2.22       68
       13.98    41,580          1.20           3.27         1.25       3.22       10

        8.23%  $ 5,965          1.21%          1.39%        1.32%      1.28%      15%
       14.43     6,206          1.21           1.72         1.34       1.59       47
       18.07     3,678          1.36           2.01         1.40       1.97       68
       13.98     1,504          1.45           3.02         1.50       2.97       10
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION:
The Arbor Fund (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992 and had no operations through February 1, 1993, other than those related to organizational matters and the sale of initial shares to SEI Mutual Funds Services (the "Administrator"), on October 9, 1992. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The financial statements included herein relate to the Trust's OVBFamily of Funds. The OVB Family of Funds includes the Prime Obligations Portfolio (the "Money Market Portfolio"), Capital Appreciation Portfolio and Equity Income Portfolio (the "Equity Portfolios"), Government Securities Portfolio and West Virginia Tax-Exempt IncomePortfolio (the "Fixed Income Portfolios"). The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.The Portfolios' prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The Portfolios are registered to offer two classes of shares:Class A and Class B (see note 3).




2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies consistently followed by the Portfolios.

SECURITY VALUATION--
Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price, if readily available for such equity securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Trustees. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price.Debt obligations with sixty days or less until maturity may be valued at their amortized cost.
     Investment securities held by the Money Market Portfolio are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

                                                       (LOGO) [GRAPHIC OMITTED]
                                                               January 31, 2000
-------------------------------------------------------------------------------
FEDERAL INCOME TAXES --
It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

SECURITY TRANSACTIONS AND RELATED INCOME--
Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.Purchase discounts and premiums on securities held by the Fixed Income Portfolios are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

REPURCHASE AGREEMENTS --
The Portfolios, except the West Virginia Tax-Exempt Income Portfolio, invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement.

Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Portfolios may be delayed or limited.

EXPENSES --
Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the portfolios on the basis of relative net assets. Class B shares bear a class specific 12b-1 fee. Income, expenses and accumulated realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of relative net asset value each day.

DISTRIBUTIONS--
Distributions from net investment income for the Equity Portfolios are paid to shareholders in the form of quarterly dividends.Distributions from net investment income for the Money Market and Fixed Income Portfolios are declared daily and paid to shareholders on a monthly basis.Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

(CONTINUED)

--------------------------------------------------------------------------------
     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS --
The preparation of financial statements, in conformity with generally accepted accounting principals, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY, ADMINISTRATION, TRANSFER AGENT, AND DISTRIBUTION
   AGREEMENTS:
One Valley Bank, N.A. (the "Adviser") serves as Investment Adviser to each Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows:


Prime Obligations Portfolio -- .25%, West Virginia Tax-Exempt Income
Portfolio -- .45%, Government Securities Portfolio --.75%, Capital Appreciation Portfolio -- .95%, and Equity Income Portfolio --.74%. The Adviser has agreed to voluntarily waive a portion of its fee so that the total annual expenses of each Portfolio will not exceed the voluntary expense limitations adopted by the Adviser. In the event that the total annual expenses of a Portfolio, after reflecting a waiver of all fees by the Adviser, exceed the specific limitations, the Adviser has agreed to bear such excess.Fee waivers by the Adviser are voluntary and may be terminated at any time.
    Wellington Management Company, LLP (the "Sub-Adviser") serves as the Investment Sub-Adviser to the Prime Obligations Portfolio pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Adviser and the Trust. Under the Sub-Advisory Agreement, the Sub-Adviser manages the Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the

                                                        (LOGO) [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                                                               January 31, 2000

Sub-Adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .075% of the first $500 million of "managed assets" and
 .02% of "managed assets" in excess of $500 million. "Managed assets" are all of the Money Market Portfolio assets that the Sub-Adviser manages for the Trust, plus the assets of money market portfolios other than the Prime Obligations Portfolio. The fee paid by the Portfolio is based on its proportionate share of "managed assets."
    The Trust and theAdministrator have entered into an Administration
Agreement. Under terms of the Administration Agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each Portfolio. There is a minimum annual fee of $75,000 payable to the Administrator by each Portfolio. At its discretion, the Administrator may voluntarily choose not to invoke the $75,000 minimum annual fee.The Administrator also serves as the shareholder servicing agent for the Trust.Compensation for this service is paid under the Administration Agreement.
     DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolios under a Transfer Agency Agreement with the Trust.
   The Trust and SEIInvestments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEIInvestments Company, have entered into a Distribution Agreement. The Class B shares of each Portfolio have a distribution plan (the "Class B Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. As provided in the Distribution Agreement and the Class B Plan, the Trust will pay a fee, at an annual rate of
 .25% of each Portfolio's average daily net assets attributable to Class B shares to the Distributor as compensation for its services.

4. TRANSACTIONS WITH AFFILIATES:
     Certain officers of the Trust and a Trustee are also officers of the Administrator and/or Distributor.Such officers are paid no fees by theTrust for serving in their respective roles.

5. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during the period ended January 31, 2000 were as follows:
                     U.S. GOVERNMENT OTHER INVESTMENT
                       SECURITIES      SECURITIES
                    --------------- ----------------
                    PURCHASES SALES PURCHASES SALES
PORTFOLIO             (000)   (000)   (000)   (000)
--------               ---     ---     ---     ---
West Virginia
  Tax-Exempt Income  $  --  $   --  $ 8,782$ 15,397
Government
  Securities          3,418  9,019    1,013     661
Capital Appreciation     --     --   78,354 103,336
Equity Income            --     --   15,465   9,982
                                                                    (CONTINUED)

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

At January 31, 2000, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investment securities at January 31, 2000, for each Equity and Fixed Income Portfolio is as follows:

                                                 NET
                                              UNREALIZED
                  APPRECIATED   DEPRECIATED    APPRECIATION/
                  SECURITIES    SECURITIES    DEPRECIATION
PORTFOLIO            (000)       (000)           (000)
---------         -----------  ---------      ------------
West Virginia
  Tax-Exempt
  Income           $ 1,106      $(4,602)       $ (3,496)
Government
  Securities           310       (2,137)         (1,827)
Capital
  Appreciation      85,289         (766)         84,523
Equity
  Income            18,707       (2,598)         16,109

6. CONCENTRATION OF CREDIT RISK:

     The West Virginia Tax-Exempt Income Portfolio invests in debt instruments of municipal issuers. Although this Portfolio monitors investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.

                                                        (LOGO) [GRAPHIC OMITTED]
                                                               January 31, 2000
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE ARBOR FUND

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OVB Prime Obligations, OVB West Virginia Tax-Exempt Income, OVB Government Securities, OVB Capital Appreciation and OVB Equity Income Portfolios (separately managed portfolios of The Arbor Fund, hereafter referred to as the "Trust") at January 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopersLLP
Philadelphia, PA
March 20, 2000

NOTICE TO SHAREHOLDERS OF THE OVB FUNDS

UNAUDITED

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

For the fiscal year ended January 31, 2000, each fund is designating long term qualifying dividends, and exempt income with regard to distributions paid during the year as follows:



                                                         LONG TERM       ORDINARY      TAX EXEMPT
                                                       CAPITAL GAINS      INCOME         INCOME
                                                       DISTRIBUTIONS   DISTRIBUTIONS  DISTRIBUTIONS
PORTFOLIO                                               (TAX BASIS)     (TAX BASIS)    (TAX BASIS)
---------                                               ------------   -------------   ----------
Prime Obligations Money Market....................          0.00%        100.00%          0.00%
Capital Appreciation..............................        100.00           0.00           0.00
Equity Income.....................................         54.19          45.81           0.00
Government Securities.............................          5.62          94.38           0.00
West Virginia Tax-Exempt Income...................          8.80           0.34          90.86




                                                        QUALIFYING
PORTFOLIO                                              DIVIDENDS (1)
---------                                             --------------
Prime Obligations Money Market....................          0.00%
Capital Appreciation..............................        100.00
Equity Income.....................................        100.00
Government Securities.............................          3.94
West Virginia Tax-Exempt Income...................          0.00

Please consult your tax adviser for proper treatment of this information.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

[LOGO]

THE OVB FUNDS
PORTFOLIOS OF THE ARBOR FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER:

One Valley Bank, N.A.
One Valley Square, P.O. Box 1793
Charleston, WV 25326

DISTRIBUTOR:

SEI Investments Distribution Co.
Oaks, PA 19456

SEI Investments Distribution Co., the Distributor of The OVB Funds, is not affiliated with One Valley Bank, N.A. One Valley Bank, N.A. serves as Investment Adviser for the OVB Funds.

This material must be preceded or accompanied by a current prospectus.

FOR MORE INFORMATION, CALL:

1-800-545-6331



OVB-F-004-07